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                                   EXHIBIT 3

                              ROBERT FLEMING INC.


BOARD OF DIRECTORS

W. Lawrence Banks
Arthur Levy
Chikahiro Hsaid
Christopher Jones
Iain Saunders
Jonathon Simon

OFFICERS

NAME:                   W. Lawrence Banks
NATIONALITY:            British
BUSINESS ADDRESS:       Robert Fleming & Co.
                        25 Copthall Avenue
                        London EC2R-7DR, England
TITLE:                  Chairman

NAME:                   Arthur Levy
NATIONALITY:            American
BUSINESS ADDRESS:       Robert Fleming Inc.
                        320 Park Avenue, 11th and 12th Floors
                        New York, New York 10022
TITLE:                  President and Chief Executive Officer and Vice Chairman

NAME:                   Chikahiro Hsaid
NATIONALITY:            Japanese
BUSINESS ADDRESS:       Robert Fleming Inc.
                        320 Park Avenue, 11th and 12th Floors
                        New York, New York 10022
TITLE:                  Director, SVP International Trading

NAME:                   Christopher Jones
NATIONALITY:            British
BUSINESS ADDRESS:       Robert Fleming Inc.
                        320 Park Avenue, 11th and 12th Floors
                        New York, New York 10022
TITLE:                  Director and SVP


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NAME:                   Iain Saunders
NATIONALITY:            British
BUSINESS ADDRESS:       Robert Fleming & Co.
                        25 Copthall Avenue
                        London EC2R-7DR, England
TITLE:                  Director of Robert Fleming Inc.

NAME:                   Jonathon Simon
NATIONALITY:            British
BUSINESS ADDRESS:       Robert Fleming Inc.
                        320 Park Avenue, 11th and 12th Floors
                        New York, New York 10022
TITLE:                  President, Fleming Capital Management

NAME:                   Andrea M. Whitmore
NATIONALITY:            American
BUSINESS ADDRESS:       Robert Fleming Inc.
                        320 Park Avenue, 11th and 12th Floors
                        New York, New York 10022
TITLE:                  Chief Financial Officer



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